Celebrating

70 Years

Est. 1956


PROVIDENT
Bank

Investor Presentation

Fourth Quarter Ended June 30, 2026

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, persistent inflation, recessionary pressures or slowing economic growth; changes in interest rate levels and the duration of such changes, including actions by the Board of Governors of the Federal Reserve Board (the "Federal Reserve"), which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and monetary and fiscal policy responses thereto, and their impact on consumer and business behavior; the effects of a Federal government shutdown, debt ceiling standoff, or other fiscal policy uncertainty; credit risks of lending activities, including loan delinquencies, write-offs, changes in our allowance for credit losses ("ACL"), and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; the ability to adapt to rapid technological changes, including advancements in artificial intelligence, digital banking, and cybersecurity; legislative or regulatory changes, including but not limited to shifts in capital requirements, banking regulation, tax laws, or consumer protection laws; use of estimates in determining the fair value of assets, which may prove incorrect; vulnerabilities in information systems or third-party service providers, including disruptions, breaches, or attacks; geopolitical developments and international conflicts, including but not limited to tensions or instability in Eastern Europe, the Middle East, and Asia, or the imposition of new or increased tariffs and trade restrictions, which may disrupt financial markets, global supply chains, energy prices, or economic activity in specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, domestic political unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2027 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Providient Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$17.20
52-Week Range:	$14.95 - $17.42
Shares Outstanding:	6,264,035 shares
Market Capitalization:	$107.7 million
P/E (ttm):	16.7x
Diluted EPS (ttm):	$1.03
Annual Dividend & Yield:	$0.56 (3.3%)
As of June 30, 2026	

Franchise Overview



Ontario
Chino
Redlands
Yucca Valley
Twentynine Palms
Joshua Tree National Park
Eagle Mountain
Palm Springs
Palm Desert
Indio
Coachella
Desert Center
Chiriaco Summit
Temecula
Mission Viejo
San Clemente
North Shore
Desert Shores
Salton City
Mesa Verde
Palo Verde
Midland
Sky Valley

Provident Bank Offices:

- Blythe
- Corona
- Hemet
- Moreno Valley
- Rancho Mirage
- Redlands
- Sun City
- Temecula
- Riverside:
  - Canyon Crest
  - Home Office
  - Downtown
  - La Sierra
  - Orangecrest

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- 11th largest deposit market share in Riverside County; 2nd largest deposit market share among community banks



Provident Bank
www.bauerfinancial.com
Awarded January 2026
RATED 5-STARS BY BAUER



AMERICA'S BEST
REGIONAL BANKS
2026
Newsweek
PLANT-A INSIGHTS GROUP

Financial Performance and Ratios

Developments (sequential quarter)

- ✓ Net Income increased approximately 61%
- ✓ Pre-Provision, Pre-Tax Income increased approximately 27%
- ✓ $95,000 recovery of credit losses vs. $326,000 provision for credit losses
- ✓ Net Interest Margin increased eight basis points to 3.21%
- ✓ Net Interest Income increased approximately 2%
- ✓ Non-Interest Income increased approximately 80%
- ✓ Operating Expenses increased approximately 1%

Net Interest Income (NII) and Net Interest Margin (NIM)



$9.2
$8.9
$8.9
$8.9
$9.2
$9.3
3.02%
2.94%
3.00%
3.03%
3.13%
3.21%
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
NII (In Millions)
NIM

Pre-Provision, Pre-Tax Income



$2.3
$2.1
$2.1
$1.9
$2.2
$2.8
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Pre-Provision, Pre-Tax Income (In Millions)

Operating Expenses and Efficiency Ratio



$7.9
$7.6
$7.6
$7.9
$7.6
$7.7
78%
78%
78%
81%
77%
73%
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Operating Expenses (In Millions)
Efficiency Ratio

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance and Ratios

Net Income and Earnings Per Share (EPS)



$3.0
$2.0
$1.0
$0.0
$0.28
$0.24
$0.25
$0.22
$0.21
$0.35
$1.9
$1.6
$1.7
$1.4
$1.4
$2.2
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Net Income (In Millions)
EPS

Return on Equity (ROE) and Return on Assets (ROA)



5.71%
5.01%
5.17%
4.44%
4.21%
6.85%
0.59%
0.53%
0.55%
0.47%
0.45%
0.73%
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
ROA
ROE

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment increased slightly to $1.03 billion, while the weighted average rate increased 11 basis points to 5.31% at June 30, 2026
- ✓ Total Deposits increased 2% to $910.4 million, while the weighted average rate increased 12 basis points to 1.43% at June 30, 2026
- ✓ Total Borrowings decreased 15% to $157.0 million and the weighted average rate decreased nine basis points to 4.00% at June 30, 2026
- ✓ Portfolio Loan Originations increased 5% while Loan Principal Payments decreased 15% in the quarter

Loan to Investment Mix


In Millions
$115
$1,059
$111
$1,046
$105
$1,042
$100
$1,038
$95
$1,030
$91
$1,032
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


In Millions
$430
$545
$75
$423
$544
$73
$415
$550
$71
$408
$553
$71
$407
$548
$70
$396
$566
$67
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Loan Principal Payments


In Millions
$28
$29
$30
$42
$44
$46
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
($23)
($42)
($35)
($47)
($52)
($44)
Portfolio Originations
Principal Payments

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment (LHI) Composition

Loan Category (Dollar In Millions)	Balance as of 06/30/26	Interest Rate	Balance as of 06/30/25	Interest Rate
Single-Family	$ 565.9	4.75%	$ 544.4	4.69%
Multi-Family	395.9	5.88%	423.4	5.52%
Commercial Real Estate	66.7	6.64%	72.8	6.59%
Construction	-	-	0.4	9.17%
Other mortgage	-	-	0.1	5.25%
Commercial Business	-	-	1.3	9.59%
Consumer	0.1	16.75%	0.1	17.50%
Total Loans Held for Investment	$ 1,028.6	5.31%	$ 1,042.4	5.16%
Advance Payments of Escrows	$ 0.1		$ 0.3	
Deferred Loan Costs, net	9.8		9.5	
Allowance for Credit Losses	(5.9)		(6.4)	
Total Loans Held for Investment, net	$ 1,032.7		$ 1,045.7	

Geographic Location



Other States 0%
Inland Empire (1) 20%
Other California 38%
Southern California (2) 42%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

Balances & Activity

Funding Mix



In Millions
$216
$310
$591
$213
$312
$577
$213
$309
$566
$213
$314
$558
$184
$324
$569
$157
$353
$557
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26
Transaction Accounts
Time Deposits
Borrowings

Balances and Cost of Funds

Category (Dollar In Millions)		At 06/30/2026	Rate		At 06/30/2025	Rate
Checking Accounts - Non Interest-Bearing	$	86.9	- %	$	83.6	- %
Checking Accounts - Interest-Bearing		226.7	0.04%		240.6	0.04%
Savings Accounts		223.1	0.50%		230.6	0.28%
Money Market Accounts		20.5	0.48%		21.7	0.32%
Time Deposits		353.2	3.32%		312.3	3.56%
Total Deposits [1] [2]	$	910.4	1.43%	$	888.8	1.34%
Brokered CDs Included in time deposits above	$	161.4	3.93%	$	131.0	4.24%

(1) Includes uninsured deposits of approximately $178.6 million (of which, $61.2 million are collateralized) and $158.7 million (of which, $54.0 million are collateralized) at June 30, 2026 and 2025, respectively.

(2) The average balance of deposit accounts was approximately $40 thousand and $37 thousand at June 30, 2026 and 2025, respectively.

Deposit Composition at 06/30/26



Money Market Accounts
2%
Time Deposits
39%
Savings Accounts
24%
Checking Accounts - Interest-Bearing
25%
Checking Accounts - Non Interest-Bearing
10%

Borrowings Maturity Schedule

(Dollar In Millions) Remaining Maturity		At 06/30/2026	Rate		At 06/30/2025	Rate
Overnight	$	-	-	$	20.0	4.64%
Three Months or Less		25.0	4.45%		5.0	5.33%
Over Three to Six Months		15.0	4.03%		54.0	5.03%
Over Six to Twelve Months		72.0	3.76%		84.0	4.39%
Over One to Two Years		35.0	4.03%		35.0	4.35%
Over Two to Three Years		10.0	4.51%		5.1	4.22%
Over Three to Four Years		-	-		10.0	4.51%
Over Four to Five Years		-	-		-	-
Over Five Years		-	-		-	-
Total Borrowings [1]	$	157.0	4.00%	$	213.1	4.59%

(1) The Bank had approximately $255.9 million and $282.3 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $187.5 million and $142.5 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at June 30, 2026 and 2025, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio was 0.04% at June 30, 2026 compared to 0.08% at March 31, 2026 (sequential quarter)
- ✓ $95,000 Recovery of Credit Losses in the quarter ended June 30, 2026
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

Non-Performing Assets (NPA) and NPA Ratio



In Millions
$1.4
$1.4
$1.9
$1.0
$1.0
$0.5
0.11%
0.11%
0.15%
0.08%
0.08%
0.04%
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26
NPA
NPA to Total Assets Ratio

Provision for (Recovery of) Credit Losses



Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
In Thousands
$(391)
$(164)
$(626)
$(158)
$326
$(95)

Net Charge-Offs (Recoveries)



In Millions
$0.0
$0.0
$0.0
$0.0
$0.0
$0.0
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL) and ACL Ratio



$6.6
$6.4
$5.8
$5.6
$5.9
$5.9
0.62%
0.62%
0.56%
0.55%
0.58%
0.57%
03/31/2025
06/30/2025
09/30/2025
12/31/2025
03/31/2026
06/30/2026
ACL (In Millions)
ACL to LHI Ratio

ACL Allocation as of 06/30/26



Multi-Family 8%
Commercial Real Estate 1%
Other Loans 0%
Single-Family 91%

Delinquent and Non-Performing Loans

	At June 30, 2026				At June 30, 2025			
	30 - 89 Days		Non-Performing		30 - 89 Days		Non-performing	
(Dollar In Millions)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	3	$ 0.1	-	$ -	7	$ 0.9
Multi-Family	-	-	1	0.5	-	-	1	0.5
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	4	$ 0.5	-	$ -	8	$ 1.4

Non-Performing Asset Composition 06/30/26



Commercial Real Estate 0%
Real Estate Owned 0%
Other Loans 0%
Single-Family 10%
Multi-Family 90%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.3% cash dividend yield (as of June 30, 2026)
- ✓ Purchased approximately 90,000 shares of common stock in the fourth quarter of fiscal 2026

Bank Capital Ratio



20.03%
20.51%
19.09%
19.56%
19.96%
20.34%
19.01%
19.50%
18.19%
18.67%
19.01%
19.41%
9.85%
10.11%
9.55%
9.79%
9.98%
10.30%
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26
Tier 1 Leverage
CET1 and Tier 1 Risk-Based Capital
Total Risk-Based Capital

Stock Repurchase Activity



79%
77%
80%
80%
81%
84%
51,869
76,104
66,707
96,260
91,532
89,974
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Stock Repurchase (# of Shares)
Stock Price to TBV Ratio

Outstanding Shares



6.65
6.58
6.51
6.41
6.32
6.26
In Millions
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
06/30/26

PROVIDENT
Provident Financial Holdings, Inc.

❖ Appendix

Provident Financial Holdings, Inc.

Loans by Vintage

Single-Family – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL
Loan Balance (In Thousands)	$33,262	$5,446	$13,533	$134,015	$182,176	$38,693	$29,851	$63,347	$65,608	$565,930
Weighted Avg. LTV (1)	45%	55%	58%	58%	65%	68%	62%	65%	64%	62%
Weighted Avg. Age (in Years)	14.97	7.10	5.81	4.96	3.98	3.27	1.80	0.85	0.22	3.98
Weighted Avg. FICO (2)	738	754	750	764	766	770	777	768	774	765
Number of Loans	162	9	21	194	284	51	38	76	75	910
Geographic Breakdown (%)										
Inland Empire (3)	31%	18%	24%	41%	26%	19%	15%	15%	7%	25%
Southern California (4)	54%	68%	31%	16%	32%	40%	38%	37%	30%	31%
Other California (5)	15%	14%	45%	43%	42%	41%	47%	48%	63%	44%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Multi-Family – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL
Loan Balance (In Thousands)	$92,227	$31,621	$38,305	$73,075	$66,781	$23,035	$18,303	$29,591	$22,944	$395,882
Weighted Avg. LTV (1)	38%	40%	47%	46%	44%	35%	38%	54%	46%	43%
W. Avg. Debt Coverage Ratio (2)	1.74x	1.65x	1.57x	1.76x	1.58x	1.83x	1.70x	1.40x	1.67x	1.67x
Weighted Avg. Age (in Years)	10.93	7.05	6.07	5.00	4.06	3.06	1.96	0.90	0.27	5.66
Weighted Avg. FICO (2)	754	759	762	761	761	763	758	785	769	762
Number of Loans	174	42	42	95	86	32	26	34	24	555
Geographic Breakdown (%)										
Inland Empire (3)	18%	13%	20%	15%	6%	0%	4%	5%	9%	12%
Southern California (4)	56%	74%	60%	46%	63%	59%	44%	52%	51%	56%
Other California (5)	26%	13%	20%	39%	31%	41%	52%	43%	40%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Commercial RE – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL (6) (7)
Loan Balance (In Thousands)	$10,689	$3,572	$3,162	$3,375	$22,168	$11,393	$4,965	$5,874	$1,533	$66,731
Weighted Avg. LTV (1)	38%	42%	29%	40%	35%	32%	30%	34%	42%	35%
W. Avg. Debt Coverage Ratio (2)	1.80x	1.44x	1.86x	1.87x	1.70x	1.83x	3.14x	1.47x	1.30x	1.82x
Weighted Avg. Age (in Years)	10.01	7.00	6.17	4.80	3.99	2.94	2.10	0.90	0.36	4.58
Weighted Avg. FICO (2)	761	749	724	770	774	776	771	764	723	766
Number of Loans	15	5	5	4	27	17	8	11	2	94
Geographic Breakdown (%)										
Inland Empire (3)	33%	49%	4%	28%	10%	4%	19%	25%	33%	18%
Southern California (4)	63%	51%	65%	43%	55%	60%	56%	31%	67%	55%
Other California (5)	4%	0%	31%	29%	35%	36%	25%	44%	0%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.
(6) Comprised of the following: $21.2 million in Office; $14.7 million in Mixed Use ($6.2 million in Office/Retail, $5.2 million in Multi-Family/Retail, $724 thousand in Multi-Family/Commercial, $383 thousand in Multi-Family/Office and $2.2 million in Other Mixed Use); $9.2 million in Retail; $8.3 million in Warehouse; $6.1 million in Mobile Home Park; $5.5 million in Medical/Dental Office; $1.2 million in Restaurant/Fast Food; $562 thousand in Automotive – Non-Gasoline.
(7) Consisting of $57.0 million or 85.4% in investment properties and $9.7 million or 14.6% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Geographic Location - Loans

Mortgage Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars In Millions)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 143.1	25%	$ 175.4	31%	$ 247.2	44%	$ 0.2	0%	$ 565.9	100%
Multi-Family	47.6	12%	222.3	56%	126.0	32%	-	0%	395.9	100%
Commercial Real Estate	11.9	18%	36.8	55%	18.0	27%	-	0%	66.7	100%
Construction	-	0%	-	0%	-	0%	-	0%	-	0%
Other	-	0%	-	0%	-	0%	-	0%	-	0%
Total	$ 202.5	20%	$ 434.6	42%	$ 391.3	38%	$ 0.2	0%	$ 1,028.5	100%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.